Exhibit No. 32.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the report of Questar Pipeline Company on Form 10-K for the period ended December 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the Report), R. Allan Bradley, President & Chief Executive Officer of the Company, and Richard J. Doleshek, Executive Vice President & Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1)

The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

QUESTAR PIPELINE COMPANY

March 11, 2010

/s/R. Allan Bradley

`

R. Allan Bradley

President and Chief Executive Officer

March 11, 2010

/s/Richard J. Doleshek

Richard J. Doleshek

Executive Vice President and Chief Financial Officer